SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 23, 1999


                                   Optika Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                (State or Other Jurisdiction of Incorporation)


               0-28672                                 95-4154552
      ------------------------            ------------------------------------
      (Commission File Number)            (I.R.S. Employer Identification No.)


      7450 Campus Drive, Suite 200, Colorado Springs, CO    80920
      --------------------------------------------------  ----------
         (Address of Principal Executive Offices)         (Zip Code)


                                (719) 548-9800
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             (Registrant's Telephone Number, Including Area Code)


             ----------------------------------------------------
                   (Former Name, Changed Since Last Report)

      Item 4.           Change in Registrant's Certifying Accountants

                  (a) (i) The Registrant's independent public accountants, PricewaterhouseCoopers, LLP ("PWC"), were dismissed on March 23, 1999.

                        (ii) PWC's report on the financial statements for either
                  of the past two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

                        (iii) The decision to dismiss PWC was recommended by the
                  Registrant's Audit Committee and approved by the Board of Directors of the Registrant.

                        (iv) In  connection  with  its  audits  for the two most
                  recent fiscal years and through March 23, 1999, there were no disagreements or reportable events with PWC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to PWC's satisfaction, would have caused them to make reference to subject matter of the disagreements in connection with their reports.

                        (v) The  Registrant  has  requested  that PWC furnish it
                  with a letter addressed to the SEC stating whether or not it agrees with the above statements.

        SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Optika Inc.
                                          -------------------
                                          (Registrant)

                                          By:     /s/ Steven M. Johnson
                                             -------------------------------
                                          Name:   Steven M. Johnson
                                          Title:  Chief Financial Officer




Dated:  March 30, 1999